                        VAN KAMPEN U.S. GOVERNMENT FUND
                                A SERIES OF THE
                             U.S. GOVERNMENT TRUST

                     SUPPLEMENT DATED MARCH 13, 2000 TO THE
                        PROSPECTUS DATED APRIL 30, 1999,
                       SUPERCEDING THE SUPPLEMENTS DATED
                          MAY 3, 1999, OCTOBER 8, 1999
                              AND JANUARY 4, 2000

     (1) The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following section entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT".

     John R. Reynoldson, Barbara M. Downey and Ted V. Mundy III are co-managers responsible for the day-to-day management of the Fund's investment portfolio. Mr. Reynoldson has been Senior Vice President of Asset Management since July 1991 and Senior Vice President of the Adviser since June 1995. Mr. Reynoldson has been a co-manager of the Fund since January 2000.

     Barbara M. Downey has been Vice President of the Adviser since 1996. Prior to 1996, Ms. Downey spent about two years as a Vice President and Senior Portfolio Manager at CSI Asset Management, Inc. Ms. Downey has been a co-manager of the Fund since April 1998.

     Ted V. Mundy III has been Vice President of Asset Management since September 1994 and Vice President of the Adviser since June 1995. Mr. Mundy has been a co-manager of the Fund since January 2000.

     (2) The second paragraph in the section of the Prospectus entitled "PURCHASE OF SHARES--GENERAL" is hereby deleted in its entirety and replaced with the following:

     Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.

     (3) The first sentence of the fifth paragraph in the section of the Prospectus entitled "PURCHASE OF SHARES--GENERAL" is hereby deleted in its entirety and replaced with the following:

     The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange")(currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable.

     (4) The Prospectus is hereby amended by adding the following language in the fourth paragraph of the subsection entitled "EXCHANGE PRIVILEGE" before the last sentence:

     The Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. For further information on these restrictions, see the Statement of Additional Information.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE